UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 2, 2013

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 2, 2013, Crimson Exploration Inc. issued a press release providing a Woodbine and Buda drilling update.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: April 2, 2013	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 2, 2013

EXHIBIT 99.1
Crimson Exploration Inc. Provides Woodbine and Buda Drilling Update
Houston, TX – (BUSINESS WIRE) – April 2, 2013 - Crimson Exploration Inc. (NasdaqGM: CXPO) announced today the successful completion of the Nevill-Mosley #1H (82.0% WI), its first Woodbine oil well in the 2013 capital program, at a gross initial production rate of 1,164 Boepd, or 1,021 barrels of oil, 77 barrels of natural gas liquids and 392 mcf, on a 42/64th choke.   The well was drilled to a total measured depth of 15,192 feet, including a 6,041 foot lateral, and was completed using 22 stages of fracture stimulation.

Approximately 1.7 miles east of the Nevill-Mosley, Crimson drilled the Mosley B #1H well (82.8% WI), targeting the Woodbine formation, to a total measured depth of 15,366 feet, including an approximate 6,050 foot lateral.  Crimson anticipates completing the well with approximately 22 stages of fracture stimulation with first production expected towards the end of April.

The drilling rig has just moved one mile to the east of the Mosley B #1H to the Payne B #1H (83.5% WI) well. The Payne B #1H, targeting the Woodbine formation, is currently drilling at 2,300 feet toward a total measured depth of 15,740 feet, including an estimated 6,600 foot lateral.

In Dimmit County, Texas, Crimson has received the drilling rig and is preparing to spud the Beeler #2H well (50.0% WI) targeting the Buda formation.  The Beeler #2H will be drilled to an approximate total measured depth of 11,180 feet, including an approximate 4,000 foot lateral, with initial production rates expected in May. This test represents Crimson’s first well targeting the Buda formation.

Allan D. Keel, President and Chief Executive Officer, commented, “The initial success of the Nevill-Mosley further validates the quality of assets Crimson holds in the Woodbine formation. Since drilling our initial well in March 2012, the Mosley #1H, Crimson has reduced completed well costs by approximately 34% equating to significant additional net present value to the Company. We plan to drill at least five additional wells in the Force area in 2013 and expect to achieve continued cost and operational efficiencies. We are also excited to begin our Buda program in South Texas, which combined with continued success in Madison and Grimes counties, will lead to an increase in shareholder value.”

Crimson Exploration is a Houston, TX-based independent energy company engaged in the exploitation, exploration, development and acquisition of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  The Company currently owns approximately 95,000 net acres onshore in Texas, Louisiana, Colorado and Mississippi, including approximately 19,000 net acres in Madison and Grimes counties in Southeast Texas, approximately 8,600 net acres in the Eagle Ford Shale in South Texas, approximately 10,000 net acres in the DJ Basin of Colorado, and approximately 4,800 net acres in the Haynesville Shale and Mid-Bossier gas plays and James Lime gas/liquids play in East Texas.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results,  leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2012, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A